UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material under § 240.14a-12

MEGA MATRIX CORP.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a- 6(i)(1) and 0-11

MEGA MATRIX CORP.

3000 El Camino Real, Bldg. 4, Suite 200

Palo Alto, California 94306

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS OF MEGA MATRIX CORP.
To Be Held on THURSday, december 15, 2022

Time and Date:	Thursday, December 15, 2022, at 9:00 a.m. (Pacific Standard Time).

Place:	3000 El Camino Real, Bldg. 4, Suite 200, Palo Alto, California 94306.

Items of Business:	Mega Matrix Corp., a Delaware corporation (the “Company”), is holding the Annual Meeting of Stockholders (“Annual Meeting”) for the following purposes, as more fully described in the proxy statement accompanying this Notice of Annual Meeting of Stockholders, to act upon the following matters:

1.

To elect five (5) persons to the board of directors of the Company, each to serve until the next annual meeting of stockholders of the Company or until such person shall resign, be removed or otherwise leave office;

	2.	To approve, on an advisory basis, the compensation of our named executive officers;

	3.	To ratify the appointment of Audit Alliance LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022; and

	4.	To conduct any other business properly brought before the Annual Meeting.

Record Date:	The record date for the Annual Meeting is October 24, 2022. Only stockholders of record of the Company’s common stock at the close of business on October 24, 2022, or their legal proxy holders, are entitled to vote at the Annual Meeting.

Voting:	Each share of common stock that you own represents one vote.

Transfer Agent:	For questions regarding your stock ownership, you may contact us at (650) 340-1888 or contact our transfer agent, Continental Stock Transfer & Trust, by email at proxy@continentalstock.com or by phone at 1-888-266-6791.

This Notice of the Annual Meeting, proxy statement, form of proxy and our Annual Report on Form 10-K are being distributed or made available on or about November 3, 2022.

YOUR VOTE IS IMPORTANT. Whether or not you plan to attend the Annual Meeting, we encourage you to vote or submit your proxy via the internet, or request and submit your proxy card as soon as possible, so that your shares may be represented at the Annual Meeting.

Date: November 3, 2022	By Order of the Board of Directors

/s/ Yucheng Hu
Yucheng Hu
Chairman, Chief Executive Officer
and President

i

MEGA MATRIX CORP.

3000 El Camino Real, Bldg. 4, Suite 200

Palo Alto, California 94306

PROXY STATEMENT

2022 ANNUAL MEETING OF STOCKHOLDERS

GENERAL

This proxy statement is furnished to stockholders of Mega Matrix Corp., a Delaware corporation (the “Company”), in connection with the solicitation of proxies for use at the 2022 Annual Meeting of Stockholders of the Company (the “2022 Annual Meeting”) to be held at the Company’s office at 3000 El Camino Real, Bldg. 4, Suite 200, Palo Alto, California 94306, on Thursday, December 15, 2022, at 9:00 a.m. (Pacific Standard Time). Although the 2022 Annual Meeting is currently scheduled to occur at the date, time and location stated above, we are currently monitoring matters related to the novel coronavirus (COVID-19) pandemic. Accordingly, we may determine that it is in the best interest of our stockholders to change the date, time or location of the 2022 Annual Meeting of Stockholders, including the possibility of changing to a “virtual” meeting instead of holding the meeting at a physical location. If we determine to make such a change, we will make a public announcement in advance, and details on how to participate will be set forth in a press release issued by us as promptly as practicable and available at https://www.mtmtgroup.com/press.

This solicitation of proxies is made on behalf of our board of directors. Capitalized terms used, but not defined, herein will have the meanings ascribed to them in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 (the “Annual Report”).

Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting to be Held on THURsday, December 15, 2022

Pursuant to the rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials over the Internet. Accordingly, we are sending a Notice Regarding the Internet Availability of Proxy Materials (the “Internet Notice”) to our stockholders of record on October 24, 2022. We are also sending a paper copy of the proxy materials and proxy card to other stockholders of record who have indicated they prefer receiving or requested that they receive such materials in paper form. Brokers and other nominees who hold shares on behalf of beneficial owners will be sending their own similar Internet Notice. Such Internet Notice, or this proxy statement and proxy card or voting instruction form, as applicable, is being mailed to our stockholders of record on or about November 3, 2022.

The Internet Notice provides that (i) the stockholder may access the Notice of Annual Meeting of Stockholder (the “Notice”), this Proxy Statement, and the Company’s Annual Report for the year ended December 31, 2021, and other proxy materials online at https://www.cstproxy.com/megamatrix/2022, and (ii) stockholders may also request to receive a paper copy of the proxy materials by mail on a one-time or ongoing basis at https://www.cstproxy.com/megamatrix/2022, or call 1-888-266-6791 or send email to proxy@continentalstock.com.

The Internet Notice also identifies the date, the time and location of the 2022 Annual Meeting; the matters to be acted upon at the meeting and the board of directors’ recommendation with regard to each matter; a toll-free telephone number, an e-mail address, a website where the proxy materials will be available electronically, and a website where stockholders can request to receive, free of charge, a paper or e-mail copy of this proxy statement, our Annual Report and a form of proxy relating to the 2022 Annual Meeting; and information on how to access and vote the form of proxy.

GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

IF I RECEIVED AN INTERNET NOTICE, WILL I RECEIVE ANY PROXY MATERIALS BY MAIL OTHER THAN THE INTERNET NOTICE?

No. If you received an Internet Notice, you will not receive any other proxy materials by mail unless you request a paper or electronic copy of the proxy materials. To request that a full set of the proxy materials be sent to your specified postal or email address, please go to https://www.cstproxy.com/megamatrix/2022, or call 1-888-266-6791 or send an email to proxy@continentalstock.com. The proxy materials will be available electronically at https://www.cstproxy.com/megamatrix/2022.

Record Date and Required Quorum

The close of business on October 24, 2022, is the record date for stockholders entitled to notice of, and to vote at, the 2022 Annual Meeting. As of such record date, the Company had 26,484,055 shares of common stock, $0.001 par value (the “Common Stock”), outstanding. The presence at the 2022 Annual Meeting of a majority of the issued and outstanding shares of Common Stock, or 13,242,028 shares, either present in person or represented by proxy, will constitute a quorum for the transaction of business at the 2022 Annual Meeting. All of the shares of the Company’s Common Stock outstanding on the record date are entitled to vote at the 2022 Annual Meeting, and stockholders of record entitled to vote at the 2022 Annual Meeting will have one (1) vote for each share of Common Stock held by such stockholder with regard to each matter to be voted upon.

How to Cast and Revoke Your Vote

Voting if you are the Registered Holder of Shares.  If your shares are registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Co., you are considered the “stockholder of record” with respect to these shares and the Company is mailing the Internet Notice and these proxy materials (if you have requested a full set of the proxy materials) directly to you. As the stockholder of record, you have the right to grant your voting proxy directly to the Company by completing the enclosed proxy card or to vote in person at the 2022 Annual Meeting. To grant your voting proxy, you should complete, sign and return the enclosed proxy card to the Company, or you can vote via the internet when you access the internet website or at www.cstproxyvote.com.

Voting if you Hold Shares in a Brokerage or Other Nominee Account.  If your shares are held by a broker or by a bank or other nominee (each, a “Nominee”) in a brokerage or other account, then you are considered the “beneficial owner” of shares held “in street name.” Your Nominee is considered the stockholder of record with respect to these shares and has forwarded the requested proxy materials to you. As the beneficial owner of your shares, you have the right to direct your Nominee on how to vote. To direct your Nominee on how to vote your shares, you must follow the procedure explained in the materials provided to you by your Nominee, which procedure generally consists of completing and returning to your Nominee a voting instruction form that was sent to you by your Nominee along with this Proxy Statement. Your Nominee may also have provided information on how to give voting instructions to the Nominee by telephone or online through the Internet. Notwithstanding that your Nominee will be voting your shares on your behalf and as instructed by you, you may still attend the 2022 Annual Meeting. If you plan to attend the 2022 Annual Meeting and want to vote your shares in person rather than have your Nominee vote your shares on your behalf, you must obtain from your Nominee a proxy card issued in your name with respect to your shares.

Effect of Returning the Proxy Card to the Company.  Shares of the Company’s Common Stock represented by proxies in the accompanying form that are properly executed and returned to the Company will be voted at the 2022 Annual Meeting in accordance with the instructions of the stockholder of record contained therein. In the absence of contrary instructions, shares represented by such proxies will be voted as follows:

●	FOR the election of the director nominees as described herein under “Proposal 1: Election of Directors”;

●

FOR the approval, in an advisory (non-binding) vote, of the Company’s executive compensation as disclosed in this Proxy Statement as described herein under “Proposal 2: Advisory Vote on Executive Compensation”; and

●	FOR the ratification of the selection of Audit Alliance LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022, as described herein under “Proposal 3: Ratification of Selection of Independent Registered Public Accounting Firm.”

The Company does not know of any matters to be presented at the 2022 Annual Meeting other than those set forth in this Proxy Statement and in the Notice accompanying this Proxy Statement. If other matters should properly come before the 2022 Annual Meeting, the proxy holders will vote on such matters in accordance with their best judgment. Proxies will confer upon the proxy holders the discretionary authority to vote upon matters that may properly be raised at the 2022 Annual Meeting but are unknown to the Company as of the date hereof. In addition, proxies will confer upon the proxy holders the authority to adjourn or postpone the 2022 Annual Meeting if necessary or advisable to permit further solicitation of proxies in the event there are insufficient shares present to constitute a quorum or insufficient votes at the time of the 2022 Annual Meeting to approve any or all of the foregoing items of business.

Revocation of a Previously Submitted Proxy.  Any stockholder of record has the right to revoke his or her proxy at any time before it is voted at the 2022 Annual Meeting by:

●	Delivering to the Company (to the attention of Carol Wang, Secretary, 3000 El Camino Real, Bldg. 4, Suite 200, Palo Alto, California 94306) a written notice of revocation;

●	Delivering to the Company (to the attention of Carol Wang, Secretary, 3000 El Camino Real, Bldg. 4, Suite 200, Palo Alto, California 94306) a duly executed proxy or voting instructions bearing a later date than the proxy being revoked;

●	Voting again via internet or no later than 11:59 p.m. (Eastern Time) on December 14, 2022; or

●	Attending the 2022 Annual Meeting and voting in person.

Any beneficial owner of shares of Common Stock held in street name should follow the instructions provided by your Nominee regarding how to revoke a previously submitted proxy.

Broker Non-Votes

Effect of Broker Non-Votes.  A “broker non-vote” occurs when a beneficial owner fails to give its Nominee voting instructions on a proposal and the Nominee lacks discretionary power to vote uninstructed shares on that proposal. On routine matters, broker non-votes are counted for purposes of determining a quorum for the 2022 Annual Meeting. Under the rules of the New York Stock Exchange (“NYSE”), however, whether a broker non-vote will occur depends upon whether a proposal is “routine” or “non-routine,” as discussed below.

Non-Routine Matters Presented at the 2022 Annual Meeting.  The election of directors (Proposal 1) and the advisory vote on executive compensation (Proposal 2) are considered “non-routine” proposals.  As a result, if you are a beneficial owner of your shares of Common Stock, your failure to provide voting instructions to your Nominee in the manner directed by your Nominee will result in your shares not being voted by the Nominee on any of these proposals. Your Nominee has enclosed or otherwise provided to you a voting instruction form for you to use in directing the Nominee on how to vote your shares. Your Nominee may also have provided information regarding how to give voting instructions through the Internet or by telephone.

Routine Matters Presented at the 2022 Annual Meeting.  The ratification of the selection of Audit Alliance LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022 (Proposal 3) is considered a “routine” proposal. As a result, your Nominee has discretionary voting power to vote your shares on this proposal even if you fail to provide voting instructions to your Nominee regarding this proposal. Accordingly, broker non-votes are not expected to occur in the vote on this proposal.

Voting Requirements

Stockholder Vote Required to Approve Proposal 1.  The election of directors will be determined by a plurality of the votes cast by the stockholders of record entitled to vote on the election and present in person or represented by proxy at the 2022 Annual Meeting. The nominees receiving the greatest number of affirmative votes of the shares present in person, or represented by proxy, and entitled to vote at the 2022 Annual Meeting will be elected, provided a quorum is present. Abstentions and broker non-votes, if any, will not be counted toward a nominee’s total and will have no effect on the outcome of Proposal 1.

Stockholder Vote Required to Approve Proposal 2. The proposal to approve the Company’s executive compensation will be approved in an advisory (non-binding) vote if the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the matter vote in favor of the proposal. If you “Abstain” from voting, it will have the same effect as an “Against” vote. Broker non-votes will have no effect.

Stockholder Vote Required to Approve Proposal 3. The proposal to ratify the selection of Audit Alliance LLP as the Company’s independent registered public accounting firm will be approved if the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the matter vote in favor of the proposal. If you “Abstain” from voting, it will have the same effect as an “Against” vote.

Voting Results of 2022 Annual Meeting

Preliminary voting results will be announced at the 2022 Annual Meeting. Final voting results will be published in our Current Report on Form 8-K within four (4) business days following the 2022 Annual Meeting.

Proxy Solicitation

The entire cost of soliciting proxies will be borne by the Company. Proxies will be solicited principally through the use of the mails, but, if deemed desirable, may be solicited personally or by telephone, email, or special letter by officers and Company employees for no additional compensation. Although we have not engaged employees for the specific purpose of soliciting proxies or a proxy solicitation firm to assist us in soliciting proxies, we may elect to engage and pay the cost of such employees or such proxy solicitation firm at any time. Arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and other proxy materials to the beneficial owners of the Company’s Common Stock, and such persons may be reimbursed for their expenses.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

The Company is, and some Nominees may also be, participating in the practice of “householding” notices, proxy statements and annual reports. This means that only one copy of the Internet Notice, and if mail delivery was requested by a stockholder, this Proxy Statement and the Company’s Annual Report may have been sent to multiple stockholders sharing the same household, unless contrary instructions have been received from one or more of the stockholders. The Company will promptly deliver a separate copy of either such document, and the same documents for the Company’s future annual stockholder meetings if requested, to any stockholder who contacts the Company’s Investor Relations Department at (650) 340-1888 or by mail to 3000 El Camino Real, Bldg. 4, Suite 200, Palo Alto, California 94306. If stockholders sharing an address are receiving multiple copies of the Internet Notice, Proxy Statement, the Company’s Annual Report and other proxy materials at the stockholders’ household and would like to receive only a single copy of the Company’s proxy materials in the future, the stockholders should contact their Nominee, or the Company’s Investor Relations Department as described above to request delivery of a single copy of the Company’s proxy materials.

Interest of Officers and Directors in Matters to Be Acted Upon

None of the Company’s officers or directors/nominees nor any of their associates have any interest in any of the matters to be acted upon, except to the extent that a director is named as a nominee for election to the board of directors.

PROPOSAL 1: ELECTION OF DIRECTORS

General

The Company’s board of directors, or Board, has the authority to fix the number of director seats on our board of directors and, effective as of the date of the 2022 Annual Meeting, our Board has approved fixing the number of directors at five (5). Directors serve for a term of one (1) year and stand for election at our annual meeting of stockholders. Pursuant to our Third Amended and Restated Bylaws (“Bylaws”), a majority of directors may appoint a successor to fill any vacancy that occurs on the board of directors between annual meetings. At the 2022 Annual Meeting, stockholders will be asked to elect the nominees for director listed below.

Nominees for Director

The nominees for director have consented to being named as nominees in this Proxy Statement and have agreed to serve as directors, if elected. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the five (5) nominees named below. If any nominee of the Company is unable or declines to serve as a director at the time of the 2022 Annual Meeting, the proxies will be voted for any nominee designated by the present board of directors to fill the vacancy. The board of directors has no reason to believe that any of the nominees will be unavailable for election. The directors who are elected will hold office until the next Annual Meeting of Stockholders or until their earlier death, resignation or removal, or until their successors are elected and qualified. There are no arrangements or understandings between any of our directors and any other person pursuant to which any director was selected to serve as a director of the Company. Directors are elected until their successors are duly elected and qualified. There are no family relationships among our directors or officers.

The following sets forth the persons nominated by the board of directors for election and certain information with respect to those individuals as of October 24, 2022:

Director Nominee	Age	Position	Director Since
Yucheng Hu	37	Chairman, President, Chief Executive Officer, and Director	2021
Yunheng (Brad) Zhang	30	Chief Operating Officer and Director	2022
Siyuan Zhu (1)(2)	39	Director	2021
Jianan Jiang (1)(3)	37	Director	2021
Qin Yao (1)(4)	40	Director	2021

(1)	Independent Director

(2)	Chairperson of the Audit Committee and Member of the Compensation Committee

(3)	Chairperson of the Compensation Committee and Member of the Audit Committee

(4)	Member of the Audit Committee and the Compensation Committee

Biographies of Nominees

Mr. Yucheng Hu, Chairman, President and Chief Executive Officer. Mr. Yucheng Hu has been our president and chief executive officer since September 30, 2021, and our director since October 1, 2021. Mr. Hu is the founder of Chengdu Quleduo Technology Co., Ltd., and has served as its Chief Executive Officer since 2011. Mr. Hu is a successful entrepreneur with over 15 years of experience in the internet industry. Mr. Hu established the Xiyou online mobile game platform (wwwx52xiyou.com), which is a popular online gaming platform in China. Mr. Hu has also formed various software programming studios, such as the Mengqu studio, and has developed various mini-programs for social media applications such as the “click-and-play” application for instant on-line games access. Mr. Hu brings a wealth of management experience to the Board, including several executive positions within the internet and online gaming industry.

Mr. Yunheng (Brad) Zhang, Chief Operating Officer. Mr. Zhang has been our director and Chief Operating Officer since October 1, 2022, and has served as the financial manager of the Company from October 2021 to September 2022. Prior to joining the Company, Mr. Zhang was a product manager with Nengfan Technology Co. from 2020 to 2021. Mr. Zhang also served as the financial accountant of Midea Australia, an appliance company, from December 2018 to November 2019. Mr. Zhang received his master’s degree in professional accounting from Monash University in Australia in 2018 and received his bachelor’s degree in product quality engineering from Xinhua University.

Ms. Siyuan Zhu. Ms. Siyuan Zhu has been our director since October 1, 2021. Ms. Zhu is currently a senior finance manager of Asia Region of IAC (Shanghai) Management Co., Ltd. since 2016. From 2013 to 2015, Ms. Zhu has served as a finance manager in IAC (Shanghai) Automotive Component Technology Co., Ltd. Prior to 2013, Ms. Zhu held various positions at KPMG Huazhen for a total of seven years and served as a program manager from 2011 to 2013. Ms. Zhu has served as an independent director of TD Holdings, Inc. (NASDAQ: GLG) from May 2019 to April 2021. Ms. Zhu holds a Bachelor’s degree in Foreign Language and Literature from Shanghai International Studies University. Ms. Zhu is a certified public accountant in China. As a certified public accountant in China and as an independent director on another Nasdaq listed company, the Company believes Ms. Zhu is qualified to be on the Board.

Mr. Jianan Jiang.  Mr. Jianan Jiang has been our director since October 1, 2021. Since February 2019, Mr. Jiang has been serving as the lead data scientist for Stori Card in Washington, DC, which is a fast-growing Fintech company using Artificial Intelligence technology to provide better financial products for the underserved community in Latin America. Prior to that, he worked as data analyst and data science manager for Capital One from October 2014 to January 2019. Mr. Jiang served as co-founder and chief executive officer of Schema Fusion LLC from May 2013 to September 2014. Mr. Jiang received his Bachelor’s degree in Civil Engineering from Qingdao Technological University in 2008, and received his Master of Science in Management Science and Engineering from Tongji University in 2011, and received his Master of Science in Engineering and Technology Innovation Management from Carnegie Mellon University in 2013. The Board believes that Mr. Jiang brings a long history of technical experience to the Board which qualifies him to serve on the Board.

Ms. Qin Yao. Ms. Qin Yao has been our director since October 1, 2021. Ms. Yao is currently an information engineer at Tencent Holdings Co., Ltd (stock code: 00700), a company listed on the Hong Kong Stock Exchange, and responsible for the products and market expansion of Tencent’s Industrial Internet Sector since 2017. From 2010 to 2017, Ms. Yao served as an electronic information engineer in China United Network Communications Co., Ltd. Ms. Yao has more than 10 years of investment experience in the field of cloud computing, big data, artificial intelligence and technology information services. She also has profound knowledge of financial planning, financial budgeting and financial risk management related to the cloud business. Ms. Yao holds a Bachelor’s degree in Electronic Information Engineering from the University of Electronic Science and Technology in Chengdu in 2004. The Board believes Ms. Yao brings a long history of product and market expansion experience to the Board, which qualifies her to serve on the Board.

Independent Director Agreements

Pursuant to the Independent Director Agreement, during the term of service as a director of the Company, each current independent director of the Company is entitled to an annual fee, plus reimbursement of expenses. In connection with their appointments as independent directors of the Company, Mses. Yao and Zhu, and Mr. Jiang will each receive an annual director’s fee in the amount of $18,000.

Vote Required

Directors are elected by a plurality of the votes properly cast in person or by proxy. If a quorum is present and voting, the five (5) nominees receiving the highest number of affirmative votes will be elected. Our Second Amended and Restated Certificate of Incorporation does not permit stockholders to cumulate their votes for the election of directors. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the five (5) nominees. Abstentions and broker non-votes will have no effect on the outcome of the election of directors.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES.

PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION

At the 2019 Annual Meeting of Stockholders, our stockholders indicated their preference for us to hold advisory votes on executive compensation on an annual basis, and our board of directors subsequently determined that we would hold an annual advisory vote on executive compensation. Accordingly, the current frequency of our advisory votes on executive compensation is once every year.

The Company is requesting your advisory approval of the compensation of the Company’s named executive officers as disclosed in this Proxy Statement. This non-binding advisory vote is commonly referred to as a “say on pay” vote and is required to be conducted pursuant to Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). You are encouraged to carefully review the information concerning the compensation of the Company’s named executive officers set forth in this Proxy Statement under “Information Regarding the Company’s Directors and Executive Officers.”

The Company asks you to indicate your support for the compensation of the Company’s named executive officers as described in this Proxy Statement. This vote is not intended to address any specific item of compensation, but rather the overall compensation of the named executive officers and the practices described in this Proxy Statement in accordance with the SEC’s compensation disclosure rules. Accordingly, the Company requests that you vote “FOR” the following resolution at the 2022 Annual Meeting:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2022 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission.”

While the results of this advisory say on pay vote are not binding, the board of directors will consider the outcome of the vote in deciding whether to take any action as a result of the vote and when making future compensation decisions for the Company’s named executive officers.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.

PROPOSAL 3: RATIFICATION OF SELECTION OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audit committee of the board of directors is responsible for the selection of the Company’s independent registered public accounting firm. The audit committee has selected and the Company has retained the public accounting firm of Audit Alliance LLP (“Audit Alliance”) as the independent registered public accounting firm to audit the Company’s financial statements for the fiscal year ending December 31, 2022. Although the Company has retained its independent auditor and even though ratification is not required by the Company’s Bylaws, the board of directors is submitting the selection of Audit Alliance to the Company’s stockholders for ratification as a matter of good corporate practice and we are asking the Company’s stockholders to approve the appointment of Audit Alliance. In the event the Company’s stockholders fail to ratify the appointment, the audit committee may reconsider this appointment.

A representative of Audit Alliance is expected to be present in person or by electronic conferencing at the Annual Meeting and will be afforded an opportunity to make a statement at the Annual Meeting if the representative desires to do so. It is also expected that such representative will be available at the Annual Meeting to respond to appropriate questions by stockholders.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE SELECTION OF AUDIT ALLIANCE LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2022.

INFORMATION REGARDING AUDITOR

Fees Paid to Principal Independent Registered Public Accounting Firm

The aggregate fees billed by our Independent Registered Public Accounting Firms for the fiscal years ended December 31, 2020 and 2021 are as follows.

	2020	2021
Audit fees(1)	$374,950	$267,000
Audit related fees(2)	-	-
Tax fees(3)	-	-
All other fees(4)	-	-
Total	$374,950	$267,000

(1)	Audit fees represent fees for professional services provided in connection with the audit of our annual financial statements and the review of our quarterly financial statements and those services normally provided in connection with statutory or regulatory filings or engagements including comfort letters, consents and other services related to SEC matters.

(2)	Audit related fees represent fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and not reported above under “Audit Fees.” No such fees were incurred during the fiscal years ended December 31, 2020 and 2021.

(3)	Our independent registered public accounting firms did not provide us with tax compliance, tax advice or tax planning services.

(4)	All other fees include fees billed by our independent auditors for products or services other than as described in the immediately preceding three categories. No such fees were incurred during the fiscal years ended December 31, 2020 and 2021.

Audit Committee Pre-Approval Policies and Procedures

The retainer agreements between the Company and the independent public accounting firms setting forth the terms and conditions of and estimated fees to be paid to independent public accounting firms for audit and tax return preparation services were pre-approved by the Audit Committee at the beginning of the respective engagements. Pursuant to its charter, the Audit Committee’s policy is to pre-approve all audit and non-audit services provided by the independent public accounting firms, except as may be permitted by applicable law. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one (1) year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The Audit Committee has delegated pre-approval authority to its Chair when expedition of services is necessary. The independent public accounting firm and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. None of the services rendered by the independent public accounting firms in 2020 or 2021 were rendered pursuant to the de minimis exception established by the SEC, and all such services were pre-approved by the Audit Committee.

Change of Independent Auditors

On September 22, 2021, BDO USA, LLP (“BDO”), who served as the independent registered public accounting firm for the Company, resigned. BDO’s reports on the Company’s financial statements for the fiscal year ended December 31, 2020 included an explanatory paragraph which indicated that there was substantial doubt as to the Company’s ability to continue as a going concern. BDO’s reports did not contain an adverse opinion or disclaimer of opinion and were otherwise not qualified or modified as to uncertainty, audit scope or accounting principles, except for the going concern matter. The resignation of BDO was accepted by the board of directors on September 22, 2021. During the fiscal year ended December 31, 2020, and through the interim period ended September 22, 2021, there were no disagreements with BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to BDO’s satisfaction, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report on any of the Company’s financial statements for such periods. During the fiscal year ended December 31, 2020, and the subsequent interim period through September 22, 2021, there were no reportable events (as that term is described in Item 304(a)(1)(v) of Regulation S-K), except as previously disclosed, there was a material weakness in the Company’s internal control over financial reporting related to the Company’s tax review control for complex transactions.

We provided BDO with a copy of the above disclosures and requested that BDO furnish a letter addressed to the SEC stating whether it agreed with the statements made herein. A copy of BDO’s letter dated September 28, 2021, was filed as Exhibit 16.1 to the Company’s Current Report on Form 8-K filed with the SEC on September 29, 2021. We do not expect that representatives of BDO will be present at the Annual Meeting.

On October 23, 2021 (Hong Kong), the board of directors, acting upon the recommendation of the Audit Committee, approved the engagement of Audit Alliance, effective as of October 23, 2021 (Hong Kong), to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2021. During the fiscal year ended December 31, 2020 and through the date the Company selected Audit Alliance as its independent registered public accounting firm, neither the Company nor anyone on behalf of the Company consulted Audit Alliance regarding any accounting or auditing issues involving the Company, including (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or (ii) any matter that was the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K of the Exchange Act and the related instructions to Item 304 of Regulation S-K) or a “reportable event” (as defined in Item 304(a)(1)(v) of Regulation S-K).

INFORMATION REGARDING THE COMPANY’S DIRECTORS AND EXECUTIVE OFFICERS

Current Board of Directors

The current members of the Board are identified in Proposal 1: Election of Directors. Pursuant to the Independent Director Agreement, during the term of service as a director of the Company, each current independent director of the Company shall be entitled to an annual fee, plus reimbursement of expenses. In connection with their appointments as independent directors of the Company, Mses. Yao and Zhu, and Mr. Jiang will each receive an annual director’s fee in the amount of $18,000.

Board Meetings and Committees

Board Meetings and Committees. The board of directors held one (1) full board meeting during the fiscal year ended December 31, 2021. During that year, no incumbent director attended fewer than seventy-five percent (75.0%) of the meetings of the board of directors and its committees on which he or she served that were held during the period in which he or she was a director. The Company has an Audit Committee, a Compensation Committee and an Executive Committee of the board of directors, each of which is discussed below.

Audit Committee. The Audit Committee operates under a charter adopted and approved by the board of directors, which is available on the Company’s website at https://file.mtmtgroup.com/uploads/files/468db0660db4a73f43ede24115b704e2.pdf. The Audit Committee meets with the Company’s management and its independent registered public accounting firm to review internal financial information, audit plans and results, and financial reporting procedures. The Audit Committee held six (6) meetings during the fiscal year ended December 31, 2021. The current Audit Committee consists of Siyuan Zhu (Chair), Qin Yao, and Jianan Jiang. The board of directors has determined that Ziyuan Zhu, Qin Yao and Jianan Jiang are independent within the meaning of Sections 803A and 803B(2) of the NYSE American Company Guide, and that Ms. Zhu is an “audit committee financial expert” within the meaning of Item 407(d)(5) of Regulation S-K promulgated by the SEC. The audit committee released the following report for the fiscal year ending on December 31, 2021:

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The following is the report of the Audit Committee of the Board of Directors of AeroCentury Corp. (the “Company”) submitted to the Board of Directors of the Company with respect to the Company’s audited financial statements for the fiscal year ended December 31, 2021, included in the Company’s Annual Report on Form 10-K, filed with the Securities and Exchange Commission (the “SEC”) on March 30, 2022. The information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.

The Audit Committee of the Board of Directors currently consists of non-executive directors. The Board determined that each of the members of the Audit Committee is an “independent director” under the listing standards of the NYSE American.

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. Management has the responsibility for the financial statements and the reporting process, including internal control systems. The Company’s independent registered public accounting firm for the fiscal year ended December 31, 2021, Audit Alliance LLP (“AA”) was responsible for expressing an opinion as to the conformity of our audited financial statements with generally accepted accounting principles.

Review with Management

The Audit Committee reviewed and discussed the audited financial statements with management of the Company.

Review and Discussions with Independent Accountants

The Audit Committee met with AA to review the financial statements for the fiscal year ended December 31, 2021. The Audit Committee discussed with a representative of AA applicable requirements of the Sarbanes-Oxley Act of 2002 and the SEC. In addition, the Audit Committee met with AA, with and without management present, to discuss the overall scope of AA’s audit, the results of its examinations and the overall quality of the Company’s financial reporting. The Audit Committee received the written disclosures and the letter from AA required by the applicable requirements of the Sarbanes-Oxley Act of 2002 regarding the independent auditors’ communications with the Audit Committee concerning independence. In addition, the Audit Committee has discussed with AA its independence, and satisfied itself as to the independence of AA.

Conclusion

Based on the above review, discussions, and representations received, the Audit Committee recommended to the Board of Directors that the audited financial statements for the fiscal year ended December 31, 2021, be included in the Company’s Annual Report on Form 10-K filed with the SEC on March 30, 2022.

The Audit Committee of the Board of Directors:

Siyuan Zhu, Chair

Qin Yao

Jianan Jiang

Compensation Committee. The Compensation Committee assists the board of directors in discharging its responsibilities relating to compensation of the Company’s directors and officers and complying with disclosure requirements regarding such compensation, if and when required and in accordance with applicable SEC and stock exchange rules and regulations. The Compensation Committee operates under a charter adopted and approved by the board of directors, which is available on the Company’s website at https://file.mtmtgroup.com/uploads/files/f09b1d6dab27ee8822047a3ff459de31.pdf. The current Compensation Committee consists of Jianan Jiang (Chair), Siyuan Zhu, and Qin Yao. The board of directors has determined that Siyuan Zhu, Jianan Jiang, and Qin Yao are independent within the meaning of Section 803A and 805(c) of the NYSE American Company Guide and Rule 10C-1(b)(1) under the Exchange Act of 1934, and a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act. The Compensation Committee held four (4) meetings during the fiscal year ended December 31, 2021.

Executive Committee. The Executive Committee has the authority to acquire, dispose of and finance investments for the Company and execute contracts and agreements, including those related to the borrowing of money by the Company, and generally exercises all other powers of the board of directors except for those which require action by all of the directors or the independent directors under the Certificate of Incorporation or the Bylaws of the Company, or under applicable law or stock exchange requirements. The current Executive Committee consists of two (2) directors, Yucheng Hu and Yunheng (Brad) Zhang.

Director Nominations. The Company does not have a formal nominating committee. The independent directors separately consider and make recommendations to the full board of directors regarding any candidate being considered to serve on the board of directors, and the full board of directors reviews and makes determination regarding such potential candidates. In light of this practice, which is similar to the practices of many boards of directors that have a standing nominating committee, the board of directors believes it is unnecessary to formally establish such a committee.

The board of directors has not adopted a formal procedure for considering nominees recommended by stockholders, other than the procedures described herein that are applicable to all director candidates and the procedures set forth in the Bylaws of the Company for stockholder nominations of directors. While the board of directors does not have a specific policy for considering nominees recommended by stockholders, this does not mean that a recommendation would not be considered if received from a stockholder. The board of directors believes that the current informal consideration process is adequate in light of the historical absence of stockholder recommendations of director nominees. In any event, the board of directors expects there would be no difference between the manner in which the board of directors would evaluate a director candidate recommended by a stockholder and a director candidate recommended by any other source, such as an existing member of the board of directors or one of the Company’s executive officers.

Although the board of directors does not have a formal policy with respect to board of directors diversity, it strives to constitute the board of directors with directors who bring to the Company a variety of perspectives, cultural sensitivity, life experiences, skills, expertise, and sound business understanding and judgment derived from a broad range of business, professional, governmental, community involvement, personal and aircraft leasing and finance experiences, as well as directors who have skills and experience that are relevant to the Company’s industry and operations and who have the desire and capacity to actively serve.

In reviewing a potential candidate for the board of directors, the board of directors considers the individual’s experience in the Company’s industry, the general business or other experience of the candidate, the needs of the Company for an additional or replacement director, the personality of the candidate, and the candidate’s interest in the business of the Company, as well as numerous other subjective criteria. Of greatest importance is an individual’s integrity, willingness to actively participate and ability to bring to the Company his or her experience and knowledge in areas that are most beneficial to the board of directors. In addition, the board of directors recognizes that at least a majority of the Company’s directors must be independent under applicable NYSE American rules, the members of certain board of directors’ committees must satisfy enhanced independence and financial expertise standards under applicable NYSE American and SEC rules, and one (1) member of the board of directors should meet the criteria for an “audit committee financial expert” as defined by SEC rules.

Except as described above, there are no specific minimum qualifications that the board of directors believes must be met by a director nominee. The board of directors intends to continue to evaluate candidates for election to the board of directors on the basis of the foregoing criteria.

Board Leadership Structure

The Company’s board of directors recognizes that the leadership structure and combination or separation of the President and Chairman roles is driven by the needs of the Company at any point in time. As a result, no policy exists requiring combination or separation of leadership roles and governing documents do not mandate a particular structure. This has allowed the board of directors the flexibility to establish the most appropriate structure for the Company at any given time.

Board of Directors’ Role in Risk Oversight

The Company is exposed to a number of operational and financial risks, and the board of directors plays an active role in overseeing management of these risks. The Company’s Chief Executive Officer (“CEO”) (who is a member of the board of directors) is directly responsible for a number of operational risks, such as the risks inherent in the non-fungible tokens (NFTs) gaming business and in acquiring, owning, leasing and disposing of used aircraft and engines. The board of directors regularly receives reports from the CEO on these risks and works closely with the Company’s management on strategies to manage these risks and to develop contingency plans. The Company’s Chief Financial Officer is directly responsible for a number of financial risks, such as the risks associated with the Company’s credit and liquidity. The Audit Committee and the full board of directors regularly receive reports from the Chief Financial Officer on these risks and work closely with the Company’s management on strategies to manage these risks and to develop contingency plans. The board of directors also meets and confers regularly with the Company’s management to identify other risks faced by the Company, and outside counsel attend all board meetings as non-voting guests of the board of directors. The Company believes that this and other interactions with senior management of the Company provide the board of directors with visibility into and access to the details underlying the risks the Company faces, and thereby enhances the quality of the board of directors’ risk oversight. Among the risks over which the board of directors exercises oversight are economic, financial, industrial, legal, and operational risks, including cybersecurity risks.

In addition, the board of directors performs its risk oversight function in part through its committees, which, except for the Executive Committee, are comprised solely of independent directors. The Audit Committee oversees management of risks related to financial reporting and disclosure processes and accounting policies, as well as certain specific financial risks, such as variable interest rate risk, and risks related to related party or conflict-of-interest transactions. The Compensation Committee oversees management of risks related to compensation policies and practices. The Company believes the role of these board of directors committees in the board of directors’ performance of its risk oversight function, as well as the board of directors’ leadership structure discussed above, which separates the roles of Chair of the board of directors and President, provide an appropriate level of independent oversight, including risk oversight, of the Company’s management team.

Communication between Stockholders and Directors

Stockholders and interested parties who wish to communicate with our board of directors, non-management members of our board of directors as a group, a committee of our board of directors or a specific member of our board of directors (including our Chairperson or lead independent director, if any) may do so by letters addressed to the attention of our Corporate Secretary. All communications are reviewed by the Corporate Secretary and provided to the members of our board of directors as appropriate. The address for these communications should be addressed to the Company’s secretary at 3000 El Camino Real, Bldg. 4, Suite 200, Palo Alto, California 94306.

Director Attendance at Annual Meeting

It is the policy of the Company and board of directors that directors attend the Annual Meeting and be available for questions from stockholders. All of the then-seated directors, including the directors nominated for election, attended the Company’s 2021 Annual Meeting of Stockholders, either in person or if unable to travel due to COVID issues, monitored the proceedings electronically. Barring any adjustments to the format of the 2022 Annual Meeting due to social distancing or other restrictions related to the COVID-19 pandemic, it is anticipated that the directors nominated for election at the 2022 Annual Meeting will attend the 2022 Annual Meeting.

Board Independence

A majority of the current members of the board of directors of the Company, consisting of Ms. Yao, Mr. Jiang and Ms. Zhu, are independent directors, as defined in Section 803A of the NYSE American Company Guide. Mr. Yu and Mr. Zhang are not considered independent directors due to their employment as executive officers of the Company.

Involvement in Legal Proceedings

No director, officer or affiliate of the Company, beneficial owner of more than five percent (5%) of the Common Stock, or associate of any of the foregoing is involved in a material legal proceeding as a party adverse to the Company or with a material interest adverse to the Company.

Family Relationships

There are no family relationships among the Company’s directors or executive officers.

2021 Director Compensation

The table below provides the compensation of the Company’s non-employee directors for the fiscal year ended December 31, 2021. The compensation of the Company’s directors who also served as executive officers of the Company for fiscal year ended December 31, 2021, is set forth under “Executive Compensation—Summary Compensation Table” below.

2021 DIRECTOR COMPENSATION TABLE

Name	Fees Earned or Paid in Cash($)	Total($)
Siyuan Zhu (1)	$4,500	$4,500
Jianan Jiang (1)	4,500	4,500
Qin Yao (1)	4,500	4,500
Roy E. Hahn (2)	56,625	56,625
Toni M. Perazzo (2)	74,250	74,250
Evan M. Wallach (2)	52,500	52,500
David P. Wilson (2)	56,625	56,625

(1)	Appointed on October 1, 2021.

(2)	Resigned on October 1, 2021.

Current Executive Officers

The following table sets forth the names and ages of our named executive officers as of October 24, 2022.

Name	Age	Position	Officer Since
Yucheng Hu	37	Chairman, President, Chief Executive Officer and Director	2021
Yunheng (Brad) Zhang	30	Chief Operating Officer and Director	2022
Qin (Carol) Wang	33	Chief Financial Officer, Secretary and Treasurer	2021

Below is the biography of each executive officer. Mr. Hu’s and Mr. Zhang’s biographies are provided under “Proposal 1: Election of Directors.”

Ms. Qin (Carol) Wang. Ms. Qin (Carol) Wang has been our chief financial officer, secretary and treasurer since September 30, 2021. Ms. Wang has been an independent financial consultant since June 2020, specializing in M&A transactions for companies listed in the Nasdaq Stock Exchange and New York Stock Exchange. Prior to that, Ms. Wang served as the finance controller and financial advisor of TD Holdings, Inc. (NASDAQ: GLG) from February 2018 to May 2020. Through July 2016 to January 2018, Ms. Wang served as a senior investment manager for Yikuan Asset Management Company. Ms. Wang began her career at Ernst & Young where she served as a senior auditor from September 2012 to June 2015. She is skilled at M&A transactions, US GAAP and IFRS financial reporting, implementing new accounting standards, corporate financial management and planning. Ms. Wang holds a Master’s degree in Finance from Renmin University of China and a Bachelor’s degree in Economics from Donghua University. Ms. Wang is a certified public accountant and is a member of the Chinese Institute of Certified Public Accountants and a member of the Association of International Accountants.

2021 Executive Compensation

The following table reports the total compensation for 2021 and 2020 paid by the Company to (1) all individuals serving as the Company’s principal executive officer during fiscal year ended 2021 (consisting of the Company’s President, Mr. Hu, and the Company’s Former President, Mr. Michael G. Magnusson), and (2) all other individuals who served as executive officers of the Company at any time in 2021 (consisting of the Company’s CFO, Secretary, and Treasurer, Ms. Wang, the Company’s former Vice President of Operations and Business Development and Chief Operating Officer, Ms. Florence Ng, and the Company’s former CFO, Treasurer, and Senior VP - Finance & Secretary, Mr. Harold M. Lyons, in 2021). These five individuals were the Company’s named executive officers for fiscal year ended December 31, 2021.

SUMMARY COMPENSATION TABLE

Name and Position	Year	Salary($)	Bonus($)		All Other Compensation ($)(1)	Total($)
Michael G. Magnusson, Former President of the Company (2)	2020	375,000	18,188	(4)	3,732	396,920
	2021	281,250	-		879	282,129
Harold M. Lyons, Former CFO, Treasurer, Senior VP - Finance & Secretary of the Company (3)	2020	225,000	11,986		3,732	240,718
	2021	168,750	-		879	169,629
Yucheng Hu, Chairman, President and Chief Executive Officer (5)	2021	48,000				48,000
Florence Ng, Former Vice President of Operations and Business Development and Chief Operating Officer (6)	2021	60,000				60,000
Qin (Carol) Wang, Chief Financial Officer, Treasurer and Secretary (7)	2021	30,000				30,000

(1)	Consists of a matching contribution under employees’ 401(k) plan and life insurance premiums paid by the Company for each employee.

(2)	Mr. Magnusson resigned on September 30, 2021.

(3)	Mr. Lyons was appointed to this position on January 1, 2020 and resigned on September 30, 2021.

(4)	Amount includes bonus stipulated in employment agreement.

(5)	Mr. Hu was appointed as President and Chief Executive Officer on September 30, 2021.

(6)	Ms. Ng was appointed as Vice President of Operations and General Counsel on September 30, 2021. On November 1, 2021, Ms. Ng resigned as our General Counsel and was appointed as our Vice President of Business Development. Ms. Ng did not receive additional compensation for serving as the Company’s Vice President of Business Development. Ms. Ng resigned on September 30, 2022.

(7)	Ms. Wang was appointed as Chief Financial Officer, Treasurer and Secretary on September 30, 2021.

Narrative Disclosure to Summary Compensation Table

The compensation paid to our named executive officers in fiscal years ended 2021 and 2020 consisted solely of base salary plus cash bonus payments, if any. No named executive officer of the Company received equity compensation during fiscal years ended 2021 and 2020.

In April of 2019, the board of directors approved a Bonus Plan for which all employees of the Company were eligible. A bonus pool of $294,500 was established as the maximum potential bonus pool available. The amount to be actually awarded under the Plan was determined based on the Company’s 2019 performance against four (4) target metrics for Company revenue, income, asset on-lease percentage and volume of acquisitions, and a discretionary piece, each weighted at twenty percent (20%). The metric for revenue growth was fully met and the metric for on-lease percentage of assets surpassed the minimum floor but did not reach the target metric for 2019, and no discretionary amount was added to the pool. Thus, the total bonus pool for 2019 was approximately twenty-four percent (24%) of the maximum pool bonus amount, or $71,416. The bonus pool allocated to each employee participant was based on a predetermined percentage set by management and approved by the Compensation Committee. Mr. Magnusson and Mr. Lyons were paid bonuses under this Bonus Plan in February of 2020, in the amounts of $18,188 and $11,986, respectively. The Bonus Plan was terminated as a result of the Company’s bankruptcy.

On December 29, 2021, our shareholders approved our 2021 Equity Incentive Plan (“2021 Plan”). The 2021 Plan authorizes the issuance of awards for up to 1,100,000 shares of our common stock in the form of incentive stock options, non-statutory stock options, stock appreciation rights, restricted stock units, restricted stock awards and unrestricted stock awards to officers, directors and employees of, and consultants and advisors to, the Company or its affiliates. No awards were granted under the 2021 Plan during fiscal year ended December 31, 2021.

Role of Compensation Consultant. In December 2017, the Compensation Committee engaged McLagan, an Aon Company, to perform a benchmarking study of the executive officer and director compensation practices of the Company’s peers. The Compensation Committee did not engage McLagan for its determination of the compensation of its named executive officers in 2021; rather, in 2021 and going forward, the Compensation Committee, which consists entirely of non-employee directors, will exclusively determine annual compensation for the board of directors and named executive officers, as well as incentive targets and long-term incentive compensation for the named executive officers and other employees, and, when and if other incentive or other bonus plans are adopted, any bonus or other benefits granted to the named executive officers.

In determining the level of salary and incentive compensation, the Compensation Committee will not seek to mechanically tie compensation levels to a formula based upon McLagan’s chosen sample of companies reviewed or employ any other formulaic process in making compensation decisions. Rather, the Compensation Committee intends to use its subjective judgment based upon a review of all information, including an annual review for each officer of his or her level of responsibility, contributions to the Company’s financial results, adherence to the Company’s business plan, and the Company’s overall performance. The Compensation Committee makes a generalized assessment of these factors and this information is not weighted in any specific manner.

Employment Agreements-Named Executive Officers

Yucheng Hu. In connection with Mr. Hu’s appointment as Chairman, President and Chief Executive Officer, and as an executive director of the Company, Mr. Hu entered into the Company’s standard form of employment agreement, effective as of October 1, 2021, and amended on December 16, 2021. In addition, Mr. Hu shall be eligible to receive an annual target cash bonus and equity-based incentive compensation, as determined by the board of directors and the Compensation Committee of the board of directors, employee benefits as may be determined by the Company in its sole discretion, and reimbursement of expenses in the course and scope of authorized Company business. On October 25, 2022, the Board approved the increase to Mr. Hu’s annual base salary from $1.00 to $192,000, effective as of October 16, 2022. Mr. Hu’s employment is at-will and may be terminated at any time for any reason.

Yunheng (Brad) Zhang. In connection with Mr. Zhang’s appointment as Chief Operating Officer, and as an executive director of the Company, Mr. Zhang entered into the Company’s standard form of employment agreement, dated October 25, 2022, for a term of three (3) years, which provides for an annual base salary of $150,000, effective as of October 16, 2022. In addition, Mr. Zhang shall be eligible to receive an annual target cash bonus and equity-based incentive compensation, as determined by the board of directors and the Compensation Committee of the board of directors, employee benefits as may be determined by the Company in its sole discretion, and reimbursement of expenses in the course and scope of authorized Company business.

Qin (Carol) Wang. In connection with Ms. Wang’s appointment as Chief Financial Officer, Company Secretary and Treasurer of the Company, Ms. Wang entered into the Company’s standard form of employment agreement, effective as of October 1, 2021, for a term of three (3) years, which provides for an annual base salary of $120,000. In addition, Ms. Wang shall be eligible to receive an annual target cash bonus and equity-based incentive compensation, as determined by the board of directors and the Compensation Committee of the board of directors, employee benefits as may be determined by the Company in its sole discretion, and reimbursement of expenses in the course and scope of authorized Company business.

Florence Ng. In connection with Ms. Ng’s appointment as General Counsel and Vice President of Operations, and as an executive director of the Company, Ms. Ng entered into an employment agreement, effective as of October 1, 2021, for a term of three (3) years, which provided for an annual salary of $165,000 and a one-time signing fee of $18,750, plus reimbursement of expenses. Ms. Ng was covered under an insurance policy that the Company maintained providing directors’ and officers’ liability insurance. In addition, Ms. Ng was also eligible for participation in any health insurance coverage plan that existed. On November 1, 2021, Ms. Ng entered into an Amendment to Employment Agreement, to change Ms. Ng’s title from “General Counsel and Vice President of Operations” to “Vice President of Operations and Business Development” as a result of Ms. Ng’s relocation to the Company’s headquarters in Palo Alto, California from Hong Kong at the request of the Company to head the Company’s operations and business development. Ms. Ng resigned on September 30, 2022 and the Company and Ms. Ng mutually agreed to terminate Ms. Ng’s employment agreement, effective on September 30, 2022.

Michael G. Magnusson. On May 9, 2019, the Company entered into an employment agreement with Michael G. Magnusson, the Company’s former President and Chief Executive Officer. The Employment Agreement superseded and replaced Mr. Magnusson’s prior employment agreement with JetFleet Management Corp., a subsidiary of the Company (“JMC”). Mr. Magnusson’s Employment Agreement as President and Chief Executive Officer of the Company was terminated with no further payment pursuant to the Company’s bankruptcy. Following is a summary of the terms of the employment agreement with Mr. Magnusson, which does not purport to be complete and is qualified in its entirety by reference to the complete text of the employment agreement, a copy of which is filed as Exhibit 10.1 to the Company’s Form 8-K report filed with the SEC on May 13, 2019. The Company is providing this description for informational purposes only. The employment agreement was terminated on September 30, 2021 as part of the Company’s bankruptcy plan.

Term: The initial term of the employment agreement was to expire on December 31, 2021, and was to be automatically renewable for additional one-year renewal terms unless one party gave the other at least 90 days’ notice prior to scheduled expiration of the employment agreement that it would not be renewed.

Termination: The Company could have terminated the employment agreement at any time for Cause, defined as (1) a material breach by Mr. Magnusson of his duties and responsibilities as set forth under the employment agreement, resulting from something other than Mr. Magnusson’s complete or partial incapacity due to Disability (defined below), (2) gross misconduct, (3) a breach of the employment agreement, the Company’s employment standards of conduct or employee manual, (4) neglect of duties under the employment agreement, or (5) violation of a federal or state law or regulation applicable to the business of the Company. The Company could have terminated Mr. Magnusson’s employment for Disability, defined as any physical or mental incapacitation that resulted in Mr. Magnusson’s inability to perform his duties and responsibilities for the Company for a period in excess of 90 consecutive days or for more than 120 days during any consecutive 12 month period. Mr. Magnusson could have terminated his employment with the Company for Good Reason, defined as one of the following events: (i) a material and adverse change in Mr. Magnusson’s position, duties, responsibilities, or status; (ii) a material reduction in Mr. Magnusson’s salary or benefits then in effect, other than a reduction comparable to reductions generally applicable to similarly situated employees of the Company or (iii) the Company materially breached the employment agreement.

Annual Compensation/Signing Bonus: Mr. Magnusson’s annual base salary for Fiscal Year 2020 was $375,000, with subsequent year base salary rates that were determined at the sole discretion of the Compensation Committee of the Board, but in no event less than $375,000. Mr. Magnusson received a $75,000 bonus upon signing of the employment agreement.

Bonus Compensation: Mr. Magnusson was entitled to participate in all executive cash bonus/long term incentive compensation plans approved by the Board for executive officers and key executives of the Company, when and if established by the Compensation Committee, as determined by good faith negotiation with the Compensation Committee.

Severance: In the event the Company terminated the employment agreement for any reason other than Cause or Disability, or in the event that Mr. Magnusson terminated the employment agreement for Good Reason, Mr. Magnusson would have been entitled to severance payments equal to his then effective base salary payable on a semi-monthly basis until the date that is the earlier of (i) the scheduled expiration date of the employment agreement or (ii) twenty-four months after such event of termination. If Mr. Magnusson commences subsequent employment during such payment period, the payment amounts during such period shall be reduced by an amount equal to 75% of the base compensation received by Mr. Magnusson from his successor employer during the overlapping period of the severance payment period and Mr. Magnusson’s new employment.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of the Company’s Common Stock as of October 24, 2022, by: (i) each person or entity that is known to the Company to own beneficially more than five percent (5%) of the outstanding shares of the Company’s Common Stock; (ii) each director and nominee of the Company; (iii) each named executive officer; and (iv) all directors and named executive officers of the Company as a group.

Name(1)	No. of Shares (2)	Percentage of Common Stock (3)
Yucheng Hu, Director, Chairman, President and Chief Executive Officer	7,991,005	30.17%
Yunheng (Brad) Zhang, Director and Chief Operating Officer	-	-
Qin (Carol) Wang, Chief Financial Officer, Company Secretary and Treasurer	-	-
Jianan Jiang, Director	-	-
Siyuan Zhu, Director	-	-
Qin Yao, Director	-	-
All directors and executive officers as a group	7,991,005	30.17%

5% or greater owners	-	-

*	Less than 1%

(1)	Unless otherwise indicated, the business address of each of the individuals is c/o Mega Matrix Corp., 3000 El Camino Real, Bldg. 4, Suite 200, Palo Alto, California 94306.

(2)	Except as indicated in the footnotes to this table, the stockholders named in the table are known to the Company to have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable. Beneficial ownership of shares is determined in accordance with the rules of the SEC and generally includes any shares over which a person exercises sole or shared voting or investment power, or of which a person has the right to acquire ownership within sixty (60) days after October 24, 2022.

(3)	For purposes of calculating percentages, 26,484,055 shares, consisting of all of the outstanding shares of Common Stock outstanding as of October 24, 2022.

RELATED PARTY TRANSACTIONS

There have been no related party transactions since the fiscal year ended December 31, 2021, to which we were or are to be a participant, in which (1) the amount involved exceeded or will exceed the lesser of (i) $120,000 or (ii) one percent (1%) of the average of our total assets for the last two (2) completed fiscal years, and (2) any of our directors, executive officers or holders of more than five percent (5%) of our capital stock, or any affiliate or member of the immediate family of the foregoing persons, had or will have a direct or indirect material interest, other than compensation and other arrangements that are described under the section relating to Proposal 1 relating to Election of Directors in this Proxy Statement and the section relating to compensation under the section titled “Information Regarding the Company’s Directors and Executive Officers.”

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers and persons who own more than ten percent (10%) of a registered class of the Company’s equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent (10%) beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports they file.

Based solely upon a review of the copies of such reports furnished to the Company and written representations that no other reports were required, the Company believes that the Company’s executive officers, directors and greater than ten percent (10%) beneficial owners complied with all Section 16(a) filing requirements applicable to them in the fiscal year ended December 31, 2021.

CODE OF BUSINESS CONDUCT AND ETHICS

The Company has adopted a code of business conduct and ethics, or the “code of conduct.” The code of conduct applies to all of the Company’s employees, including its executive officers, and non-employee directors, and it qualifies as a “code of ethics” within the meaning of Section 406 of the Sarbanes-Oxley Act of 2002 and the rules promulgated thereunder. A copy of the code of conduct is available on the Company’s website at https://file.mtmtgroup.com/uploads/files/ab7adf9a1974a8d7e34a8f1577d01657.pdf or upon written request to the Investor Relations Department, 3000 El Camino Real, Bldg. 4, Suite 200, Palo Alto, California 94306. To the extent required by law, any amendments to, or waivers from, any provision of the code of conduct will be promptly disclosed publicly. To the extent permitted by such requirements, the Company intends to make such public disclosure on its website in accordance with SEC rules.

STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS

Requirements for Stockholder Proposals to be Brought Before 2023 Annual Meeting

For stockholder proposals to be properly brought before an annual stockholders meeting, the stockholder must have given timely notice thereof in writing to the Secretary of the Company pursuant to the provisions of the Company’s Bylaws. To be timely for the 2023 Annual Meeting of Stockholders (“2023 Annual Meeting”), notice of any stockholder proposals must be delivered to the Secretary of the Company at the principal executive offices of the Company no later than the close of business on the 90th day, nor earlier than the close of business on the 120th day, in advance of the anniversary of the previous year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date, to be timely such notice must be received no earlier than the close of business on the 120th day prior to the annual meeting and no later than the close of business on the later of: (1) the 90th day prior to the annual meeting and (2) the close of business on the 10th day following the first date on which the date of such meeting is publicly disclosed. Accordingly, with respect to our 2023 Annual Meeting, our Bylaws require written notice to be delivered to the Secretary at the principal executive offices of the Company, as early as August 17, 2023, but no later than September 16, 2023, unless advanced by more than 30 days or delayed by more than 60 days from December 15, 2022. A stockholder’s notice to the Secretary must set forth, as to each matter the stockholder proposes to bring before the 2023 Annual Meeting: (i) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, (ii) the name and record address of the stockholder proposing such business, (iii) the number of shares of the Company’s Common Stock which are beneficially owned by the stockholder, (iv) any material interest of the stockholder in such business and (v) certain other detailed information as set forth in Article II, Section 2.12 of the Bylaws of the Company. See also “Requirements for Stockholder Proposals to be Considered for Inclusion in the Company’s Proxy Materials for 2023 Annual Meeting”.

Requirements for Director Nominations for 2023 Annual Meeting

For nominations by a stockholder of persons for election to the board of directors to be properly brought before an annual stockholders meeting, the stockholder must have given timely notice thereof in writing to the Secretary of the Company pursuant to the provisions of the Company’s Bylaws. To be timely for the 2023 Annual Meeting, written notice of any stockholder director nominations must be delivered to the Secretary of the Company at the principal executive offices of the Company by the same deadlines as described under “Requirements for Stockholder Proposals to be Brought Before 2023 Annual Meeting” above.  A stockholder’s notice delivered to the Secretary must set forth, as to each person the stockholder proposes to nominate for election as a director, all of the detailed information set forth in Article II, Section 2.12 of the Company’s Bylaws. In addition, the Company may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of that proposed nominee to serve as an independent director of the Company or that could be material to a reasonable stockholder’s understanding of the independence, or lack thereof, of such nominee.

In addition, in order to be considered for inclusion in the Company’s proxy materials for the 2023 Annual Meeting, inclusion of a proxy access stockholder nominee intended to be presented at the 2023 Annual Meeting pursuant to Section 2.13 of the Bylaws must be received by the Company no later than July 6, 2023 and no earlier than June 6, 2023 if the 2023 Annual Meeting is held between November 15, 2023 and February 13, 2024 or, if the 2023 Annual Meeting is not held within these dates, then no earlier than the 150th day prior to the 2023 Annual Meeting and no later than the close of business on the later of: the 120th day prior to the 2023 Annual Meeting, or the 10th day following the day on which public announcement of the date of the 2023 Annual Meeting is first made by the Company, and must otherwise meet the requirements of Section 2.13.

Requirements for Stockholder Proposals to be Considered for Inclusion in the Company’s Proxy Materials for 2023 Annual Meeting

Pursuant to Section 2.12(f) of the Bylaws, Section 2.12 described above shall not apply to a proposal proposed to be made by a stockholder if the stockholder has notified the Company of the stockholder’s intention to present the proposal at an annual or special meeting only pursuant to and in compliance with Rule 14a-8 under the Exchange Act and such proposal has been included in a proxy statement that has been prepared by the Company to solicit proxies for such meeting. Under Rule 14a-8, the deadline to submit a proposal is not less than 120 days before the date of the Company’s proxy statement was released to stockholders in connection with the 2022 Annual Meeting. However, if the date of the 2023 annual meeting has been changed by more than 30 days from the date of the prior year’s annual meeting, then the deadline is a reasonable time before the company begins to print and send its proxy materials. In addition, there are additional requirements that a stockholder must satisfy to submit a proposal under Rule 14a-8. Therefore, the Company strongly encourages stockholders who wish to submit a proposal or nomination to seek independent counsel. The Company will not consider any proposal or nomination that is not timely or otherwise does not meet the Bylaws and Rule 14a-8 requirements. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

Availability of Bylaws

A copy of our Bylaws is available via the SEC’s website at http://www.sec.gov. You may also contact our Secretary at the address set forth above for a copy of the Bylaws.

Discretionary Voting Authority

If the Company complies and a stockholder submitting a proposal or director nominee as described above does not comply with the requirements of Rule 14a-4(c)(2) under the Exchange Act, the Company may exercise discretionary voting authority under proxies it solicits to vote in accordance with its best judgment on any such stockholder proposal or director nomination.

ANNUAL REPORT ON FORM 10-K

A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, is available without charge to each person solicited by this Proxy Statement upon the written request of such person to Investor Relations, Mega Matrix Corp., 3000 El Camino Real, Bldg. 4, Suite 200, Palo Alto, California 94306.

OTHER MATTERS

Management does not know of any matters to be presented at the 2022 Annual Meeting other than those set forth herein, nor has it received any notice of any matter by the deadline prescribed by Rule 14a-4(c)(1) under the Exchange Act. Without limiting the Company’s ability to apply the advance notice provisions in its Bylaws with respect to the procedures that must be followed for a matter to be properly presented at an annual meeting of its stockholders, if other matters should properly come before the 2022 Annual Meeting, the proxy holders will vote on such matters in accordance with their best judgment.

By Order of the Board of Directors,

/s/ Yucheng Hu
Yucheng Hu,
Chairman, Chief Executive Officer and President

November 3, 2022

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet - QUICK AND EASY
IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

MEGA MATRIX CORP.

Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Pacific Standard Time, on December 14, 2022.

INTERNET/MOBILE — www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY OR BY PHONE.

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED

PROXY

Please mark your votes like this **X**

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2 AND 3.

1. Election of Directors

(1) Yucheng Hu
(2) Yunheng (Brad) Zhang
(3) Siyuan Zhu
(4) Jianan Jiang
(5) Qin Yao

FOR all Nominees listed to the left	**WITHHOLD AUTHORITY** to vote (except as marked to the contrary for all nominees listed to the left)
☐	☐

(Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list above)

2. An Advisory vote regarding the approval of compensation paid to our named executive officers.

FOR	AGAINST	ABSTAIN
☐	☐	☐

FOR	AGAINST	ABSTAIN
☐	☐	☐

CONTROL NUMBER

Signature____________________ **Signature, if held jointly**____________________ **Date**__________, **2022**

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

The 2022 Proxy Statement and the Annual Report on Form 10-K to Stockholders are available at: https://www.cstproxy.com/megamatrix/2022

FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

MEGA MATRIX CORP.

The undersigned appoints Yucheng Hu, Yunheng (Brad) Zhang, and Qin (Carol) Wang, and each of them, as proxies, each with the power to appoint his/her substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of Mega Matrix Corp. held of record by the undersigned at the close of business on October 24, 2022 at the Annual Meeting of Stockholders of Mega Matrix Corp. to be held on December 15, 2022, or at any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ELECTING THE FIVE NOMINEES TO THE BOARD OF DIRECTORS, AND IN FAVOR OF PROPOSAL 2 AND PROPOSAL 3, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

(Continued and to be marked, dated and signed, on the other side)